Exhibit 10.04

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [******], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT NUMBER TWELVE
TO THE NON-EXCLUSIVE DISTRIBUTION AGREEMENT

This AMENDMENT NUMBER TWELVE TO THE NON-EXCLUSIVE DISTRIBUTION AGREEMENT (“Amendment”) is made effective as of May 15, 2023 (“Amendment Effective Date”) by and between DexCom, Inc. (“DexCom”) and RGH Enterprises, LLC dba Edgepark Medical Supplies (“Distributor”). Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, DexCom and Distributor previously entered into that certain Non-Exclusive Distribution Agreement entered into by the Parties as of April 30, 2008 (as the same has been and may be amended from time to time, the “Agreement”); and
WHEREAS, DexCom and Distributor desire to further amend the Agreement, as more fully described herein.
AGREEMENT

NOW THEREFORE, DexCom and Distributor agree as follows:

1.Definitions and Interpretation. Section 1.1.8 of the Agreement is hereby added in its entirety:

1.1.8 “Commercial” shall mean a sale to a Customer whose medical benefit is not paid in whole or in part by any Federal Health Care Program, as that term is defined by 42 U.S.C. § 1320a-7b(f).

2.Exhibit 6, [******] Rebate.

a.Exhibit 6 attached hereto is hereby appended to the Agreement and made a part hereof.

3.No Further Modification. Except to the extent set forth in this Amendment, all other terms and conditions of the Agreement shall remain unmodified and in full force and effect.

[Remainder of Page Intentionally Blank;
Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Amendment Effective Date.

DexCom, Inc.		Distributor

By:	/s/ Christophe Cantenot	By:	/s/ E Wadlinger
Name:	Christophe Cantenot	Name:	E Wadlinger
Title:	VP, Finance and Corporate Controller	Title:	VP. Marketing and Portfolio Management
Date:	6/5/2023	Date:	6/2/2023

EXHIBIT 6
[******] Rebate
[******]